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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



          DATE OF REPORT (Date of earliest event reported): MAY 3, 2002



                          TESORO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                              1-3473                          95-0862768
(State or other jurisdiction           (Commission File Number)      (IRS Employer Identification No.)
      of incorporation)

                   300 CONCORD PLAZA DRIVE                                      78216-6999
                     SAN ANTONIO, TEXAS                                         (Zip Code)
          (Address of principal executive offices)



       Registrant's telephone number, including area code: (210) 828-8484


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ITEM 5.  OTHER EVENTS

         On May 3, 2002 Tesoro Refining and Marketing Company ("Tesoro Refining"), a subsidiary of Tesoro Petroleum Corporation ("Tesoro"), and Ultramar Inc., a subsidiary of Valero Energy Corporation ("Valero"), entered into an amendment dated May 3, 2002 (the "Second Amendment") to the Sale and Purchase Agreement for Golden Eagle Refining and Marketing Assets ("Golden Eagle"), dated February 4, 2002, as amended February 20, 2002, by and between Tesoro Refining and Ultramar Inc. The Second Amendment is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         The Second Amendment, among other things, reduces the purchase price for Golden Eagle by $50 million to $945 million, excluding the feedstock and refined product inventory. In addition, the Second Amendment terms provide that Tesoro Refining will pay a portion of the amended purchase price by issuing two ten-year junior subordinated promissory notes, payable to Valero, with principal amounts aggregating $150 million. The promissory notes will be subordinated in all respects to Tesoro's existing senior subordinated notes.

         On May 6, 2002 Tesoro issued a press release (the "Press Release") announcing the terms of the Second Amendment. The Press Release is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         The foregoing is qualified by reference to Exhibits 2.1 and 99.1 to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial statements of businesses acquired.

                  Not applicable.

         (b)      Pro forma financial information.

                  Not applicable.

         (c)      Exhibits.

                  2.1 Second Amendment dated May 3, 2002 to the Sale and Purchase Agreement for Golden Eagle Refining and Marketing Assets dated February 4, 2002, as amended February 20, 2002, by and between Tesoro Refining, a subsidiary of Tesoro, and Ultramar, Inc., a subsidiary of Valero, relating to the amended terms of the purchase price. Pursuant to Item 601 (b) (2) of Regulation S-K, Attachment 1 to this Second Amendment has not been filed with this exhibit. Attachment 1 contains various details regarding CARB III expenditures. The Company agrees to furnish supplementally the omitted Attachment to the SEC upon request.

                  99.1 Press Release issued on May 6, 2002 by Tesoro Petroleum Corporation.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    May 9, 2002


                                         TESORO PETROLEUM CORPORATION




                                         By:      /s/ Gregory A. Wright
                                            -----------------------------------
                                                      Gregory A. Wright
                                                    Senior Vice President
                                                 and Chief Financial Officer


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                                INDEX TO EXHIBITS

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
   EXHIBIT NUMBER                           DESCRIPTION
   --------------                           -----------
         2.1 Second Amendment dated May 3, 2002 to the Sale and Purchase Agreement for Golden Eagle Refining and Marketing Assets dated February 4, 2002, as amended February 20, 2002, by and between Tesoro Refining, a subsidiary of Tesoro, and Ultramar, Inc., a subsidiary of Valero, relating to the amended terms of the purchase price. Pursuant to Item 601 (b) (2) of Regulation S-K, Attachment 1 to this Second Amendment has not been filed with this exhibit. Attachment 1 contains various details regarding CARB III expenditures. The Company agrees to furnish supplementally the omitted Attachment to the SEC upon request.

         99.1              Press Release issued on May 6, 2002 by Tesoro
                           Petroleum Corporation.
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